EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Umami Sustainable Seafood Inc. (the "Company") on Form 10-K for the year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Oli Valur Steindorsson, Chief Executive Officer, and Daniel G. Zang, Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Oli Valur Steindorsson	/s/ Daniel G. Zang
Chief Executive Officer Principal Executive Officer	Chief Financial Officer Principal Financial and Accounting Officer

Date: November 14, 2011	Date: November 14, 2011